                                                                      EXHIBIT 17


      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD   PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")  PROXY CARD

                                       OF

                         AIM V.I. GLOBAL UTILITIES FUND

                  (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2004

    The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on March 26, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                    -   PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ____________________ 2003

                                    ____________________________________________

                                    ____________________________________________
                                           Signature(s) (if held jointly)
                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

        -- Please fold and detach card at perforation before mailing. --

   - PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. - PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                               [X] VOTE AS IN
                                                                   THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.   To approve an Agreement and Plan of Reorganization under which all of the                        FOR      AGAINST       ABSTAIN
     assets of AIM V.I. Global Utilities Fund, an investment portfolio of AIM                         [ ]        [ ]           [ ]
     Variable Insurance Funds ("Trust"), will be transferred to INVESCO VIF -
     Utilities Fund ("Buying Fund"), an investment portfolio of INVESCO Variable
     Investment Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of AIM V.I. Global Utilities Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM
     V.I. Global Utilities Fund and, in connection therewith, the sale of all of
     AIM V.I. Global Utilities Fund's assets and the termination of AIM V.I.
     Global Utilities Fund as a designated series of Trust.
                                                                                                              WITHHOLD
2.   To elect sixteen individuals to the Board of Trust, each of whom will serve                      FOR     AUTHORITY      FOR ALL
     until his or her successor is elected and qualified:                                             ALL  FOR ALL NOMINEES  EXCEPT
     01 Bob R. Baker         05 Albert R. Dowden       09 Robert H. Graham     13 Ruth H. Quigley     [ ]         [ ]         [ ]
     02 Frank S. Bayley      06 Edward K. Dunn, Jr.    10 Gerald J. Lewis      14 Louis S. Sklar
     03 James T. Bunch       07 Jack M. Fields         11 Prema Mathai-Davis   15 Larry Soll, Ph.D.
     04 Bruce L. Crockett    08 Carl Frischling        12 Lewis F. Pennock     16 Mark H. Williamson

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD   PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")  PROXY CARD

                                       OF

                          AIM V.I. NEW TECHNOLOGY FUND

                  (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2004

     The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on March 26, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.

                                    -   PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ____________________ 2003

                                    ____________________________________________

                                    ____________________________________________
                                           Signature(s) (if held jointly)
                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         --  Please fold and detach card at perforation before mailing. --

               - PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER -
                 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                   PLEASE MARK
                                                               [X] VOTE AS IN
                                                                   THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1.   To approve an Agreement and Plan of Reorganization under which all of the
     assets of AIM V.I. New Technology Fund, an investment portfolio of AIM                           FOR       AGAINST      ABSTAIN
     Variable Insurance Funds ("Trust"), will be transferred to INVESCO VIF -                         [ ]         [ ]          [ ]
     Technology Fund ("Buying Fund"), an investment portfolio of INVESCO
     Variable Investment Funds, Inc. ("Company"), Buying Fund will assume the liabilities of AIM V.I. New Technology Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of AIM V.I. New Technology Fund and, in connection therewith, the
     sale of all of AIM V.I. New Technology Fund's assets and the termination of                               WITHHOLD
     the AIM V.I. New Technology Fund as a designated series of Trust.                                FOR      AUTHORITY     FOR ALL
                                                                                                      ALL  FOR ALL NOMINEES  EXCEPT
2.   To elect sixteen individuals to the Board of Trust, each of whom will serve
     until his or her successor is elected and qualified:                                             [ ]         [ ]          [ ]
     01 Bob R. Baker         05 Albert R. Dowden      09 Robert H. Graham      13 Ruth H. Quigley
     02 Frank S. Bayley      06 Edward K. Dunn, Jr.   10 Gerald J. Lewis       14 Louis S. Sklar
     03 James T. Bunch       07 Jack M. Fields        11 Prema Mathai-Davis    15 Larry Soll, Ph.D.
     04 Bruce L. Crockett    08 Carl Frischling       12 Lewis F. Pennock      16 Mark H. Williamson

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

     IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!




PROXY CARD  PROXY SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD")  PROXY CARD

                                       OF

                       INVESCO VIF-TELECOMMUNICATIONS FUND

            (A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 26, 2004

       The undersigned hereby appoints Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on March 26, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND "FOR" EACH NOMINEE.



                                          PROXY MUST BE SIGNED AND DATED BELOW.

                                 Dated ____________________ 2003





                                 ----------------------------------------------
                                         Signature(s) (if held jointly)

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

           o Please fold and detach card at perforation before mailing. o

         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                  PLEASE MARK
                                                             [X]  VOTE AS
                                                                  IN THIS
                                                                  EXAMPLE.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

1. To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO VIF - Telecommunications Fund, an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), will be transferred to INVESCO VIF - Technology Fund ("Buying Fund"), another investment portfolio of INVESCO Variable Investment Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of INVESCO VIF - Telecommunications Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO VIF - Telecommunications Fund.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

2. To elect sixteen individuals to the Board of Company, each of whom will serve until his or her successor is elected and qualified:

      01  Bob R. Baker        05  Albert R. Dowden     09  Robert H. Graham    13  Ruth H. Quigley

      02  Frank S. Bayley     06  Edward K. Dunn, Jr.  10  Gerald J. Lewis     14  Louis S. Sklar

      03  James T. Bunch      07  Jack M. Fields       11  Prema Mathai-Davis  15  Larry Soll, Ph.D.

      04  Bruce L. Crockett   08  Carl Frischling      12  Lewis F. Pennock    16  Mark H. Williamson

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(s) ON THE LINE PROVIDED.


                        WITHHOLD
      FOR               AUTHORITY           FOR ALL
      ALL            FOR ALL NOMINEES       EXCEPT
      [ ]                 [ ]                [ ]


3.    To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

4. To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

5. To approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

      FOR               AGAINST            ABSTAIN
      [ ]                 [ ]                [ ]

      IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.